SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

      Filed by registrant  [X]
      Filed by a party other than the registrant[ ]
      Check the appropriate box:
       [ ]  Preliminary proxy statement
       [X]  Definitive proxy statement
       [ ]  Definitive additional  materials
       [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
       [ ]  Confidential, for Use of the Commission Only (as permitted by
             Rule 14a-6(e)(2))

                         Heng Fai China Industries, Inc
                (Name of Registrant as Specified in Its Charter)
                         Heng Fai China Industries, Inc
                   (Name of Person(s) Filing Proxy Statement)

   Payment of filing fee (Check the appropriate box):
   [X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
   [ ]  $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

   [ ]  Fee paid with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, schedule or registration statement no.:

         (3) Filing party:

         (4) Date filed:

                         HENG FAI CHINA INDUSTRIES, INC.
                           588-650 West Georgia Street
                                 P.O. Box 11586
                         Vancouver, B.C. Canada V6B 4N8

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 10, 1996

To the Stockholders of Heng Fai China Industries, Inc.:

     You are cordially invited to attend the Annual Meeting of Stockholders of Heng Fai China Industries, Inc. (the "Company"), a Delaware corporation, to be held at the Dumont Plaza Hotel, 150 East 34th Street, New York, New York 10016, on Thursday, October 10, 1996, at 10:30 a.m. local time, for the following purposes:

          1. To elect three members to the Board of Directors of the Company to serve until their respective successors are elected and qualified;

          2. To ratify the selection by the Company of Deloitte Touche Tohmatsu International, independent public accountants, to audit the financial statements of the Company for the year ending December 31, 1996; and

          3. To transact such other matters as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on September 10, 1996 (the "Record Date"), are entitled to notice of and to vote at the meeting.

     A proxy statement and proxy are enclosed herewith. If you are unable to attend the meeting in person you are urged to sign, date and return the enclosed proxy promptly in the enclosed addressed envelope which requires no postage if mailed within the United States. If you attend the meeting in person, you may withdraw your proxy and vote your shares. Also enclosed herewith is the Company's Annual Report on Form 10K for the fiscal year ended December 31, 1995.

                                             By Order of the Board
                                             of Directors



                                             Robert H. Trapp, Secretary

Dated: September 11, 1996

PROXY STATEMENT

                         HENG FAI CHINA INDUSTRIES, INC.
                           588-650 West Georgia Street
                                 P.O. Box 11586
                         Vancouver, B.C. Canada V6B 4N8

                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation of proxies for use at the annual meeting (the "Annual Meeting") of stockholders of Heng Fai China Industries, Inc. (the "Company"), to be held on Thursday, October 10, 1996, and at any adjournments thereof. The accompanying proxy is solicited by the Board of Directors of the Company and is revocable by the stockholder by notifying the Company's secretary at any time before it is voted, or by voting in person at the Annual Meeting. This proxy statement and accompanying proxy will be distributed to stockholders beginning on or about September 13, 1996. The principal executive offices of the Company are located at 588-650 West Georgia Street, P.O. Box 11586, Vancouver, B.C. Canada V6B 4N8, telephone (604) 685-8318.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     Only stockholders of record at the close of business on September 10, 1996, are entitled to receive notice of, and vote at the Annual Meeting. As of September 10, 1996, the number and class of stock outstanding and entitled to vote at the meeting was 10,959,542 shares of common stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the meeting. There are no cumulative voting rights.

     The nominees receiving the highest number of votes cast by the holders of Common Stock will be elected as the Company's directors and constitute the entire Board of Directors of the Company. The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 2. A quorum is representation in person or by proxy at the Annual Meeting of a majority of the outstanding shares of the Company.

                            PROPOSALS TO SHAREHOLDERS

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     Each nominee to the Board of Directors will serve until the next Annual Meeting of stockholders, or until his earlier resignation, removal from office, death or incapacity.

     Unless otherwise specified, the enclosed proxy will be voted in favor of the election of Fai H. Chan, Robert H. Trapp and Ronald M. Lau. Information is furnished below with respect to all nominees.

     The following information with respect to the principal occupation or employment of the nominees, the name and principal business of the corporation or other organization in which such occupation or employment is carried on and other affiliations and business experience during the past five years has been furnished to the Company by the respective nominees:

     FAI H. CHAN has been the president and a director of the Company since June 1994 and has served as the Company's chief executive officer since June 1995. Since January 1995, Mr. Chan has been an executive director and director of Hua Jian International Finance Company Limited (a member of China Huaneng Holdings). Since June 1993, Mr. Chan has been a director of Inter-Asia Equities, Inc., a Canadian company. Since September 1992, Mr. Chan has also been an executive director and director of Heng Fung Holdings Co., Ltd., a public company in Hong Kong which is listed on the Hong Kong Stock Exchange. Since March 1988, Mr. Chan has been the chairman of the board of directors of American Pacific Bank, a bank in Oregon, and between April 1991 and April 1993, he was the chief executive officer of such bank.

     ROBERT H. TRAPP has been has been the secretary, treasurer and director of the Company since June 1994. Since May 1995, Mr. Trapp has been a director of Heng Fung Holding Co., Ltd., a public company in Hong Kong which is listed on the Hong Kong Stock Exchange. Mr. Trapp has since April 1994, been the corporate secretary and since February 1995 has been a director of Inter-Asia Equities, Inc., a Canadian company. Since July 1991, he has also been the Canadian operational manager for Pacific Concord Holding (Canada) Ltd., responsible for management, marketing and financial reporting operations of such company to Pacific Concord Holding Ltd. of Hong Kong. Between March and June 1991, Mr. Trapp was a securities trainee at Pacific International Securities in Vancouver, B.C., Canada. Between September 1985 and June 1989, Mr. Trapp served as an executive officer and a director of Inter-Asia Equities, Inc.

     RONALD M. LAU has been a director of the Company since July 1995. Since June 1995, Mr. Lau has been the financial controller of Heng Fung Holdings Co., Ltd., a public company in Hong Kong which is listed on the Hong Kong Stock Exchange. Prior thereto, from August 1991 until October 1994, Mr. Lau worked as an auditor at Deloitte Touche Tohmatsu in Hong Kong.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" ALL THREE OF THE ABOVE-NAMED NOMINEE DIRECTORS OF THE COMPANY.

                      INFORMATION CONCERNING BOARD MEETINGS

     The Company's Board of Directors met twice during the fiscal year ended December 31, 1995. All of the incumbent directors attended all of the meetings.

                 INFORMATION CONCERNING COMMITTEES OF THE BOARD

     The Board of Directors has not established any committees.

                                   MANAGEMENT

     The current executive officers and directors of the Company are set forth below:

    Name              Age        Position
    ----              ---        --------

Fai H. Chan           51         President, Chief Executive Officer, Director

Robert H. Trapp       41         Secretary, Treasurer and Director

Ronald M. Lau         27         Director

     FAI H. CHAN has been the president and a director of the Company since June 1994 and has served as the Company's chief executive officer since June 1995. Since January 1995, Mr. Chan has been an executive director and director of Hua Jian International Finance Company Limited (a member of China Huaneng Holdings). Since June 1993, Mr. Chan has been a director of Inter-Asia Equities, Inc., a Canadian company. Since September 1992, Mr. Chan has also been an executive director and director of Heng Fung Holdings Co., Ltd., a public company in Hong Kong which is listed on the Hong Kong Stock Exchange. Since March 1988, Mr. Chan has been the chairman of the board of directors of American Pacific Bank, a bank in Oregon, and between April 1991 and April 1993, he was the chief executive officer of such bank.

     ROBERT H. TRAPP has been has been the secretary, treasurer and director of the Company since June 1994. Since May 1995, Mr. Trapp has been a director of Heng Fung Holding Co., Ltd., a public company in Hong Kong which is listed on the Hong Kong Stock Exchange. Mr. Trapp has since April 1994, been the corporate secretary and since February 1995 has been a director of Inter-Asia Equities, Inc., a Canadian company. Since July 1991, he has also been the Canadian operational manager for Pacific Concord Holding (Canada) Ltd., responsible for management, marketing and financial reporting operations of such company to Pacific Concord Holding Ltd. of Hong Kong. Between March and June 1991, Mr. Trapp was a securities trainee at Pacific International Securities in Vancouver, B.C., Canada. Between September 1985 and June 1989, Mr. Trapp served as an executive officer and a director of Inter-Asia Equities, Inc.

     RONALD M. LAU has been a director of the Company since July 1995. Since June 1995, Mr. Lau has been the financial controller of Heng Fung Holdings Co., Ltd., a public company in Hong Kong which is listed on the Hong Kong Stock Exchange. Prior thereto, from August 1991 until October 1994, Mr. Lau worked as an auditor at Deloitte Touche Tohmatsu in Hong Kong.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The Company did not compensate the Company's chief executive officer for services rendered to the Company during the fiscal years ended December 31, 1993, 1994 and 1995 and none of the Company's executive officers earned in excess of $100,000 during the fiscal years ended December 31, 1993, 1994 and 1995.

Option/SAR Grants in Last Fiscal Year

     There were no options granted during the fiscal year ended December 31, 1995.

Aggregate   Option/SAR  Exercises  in  Last  Fiscal  Year
and  Fiscal  Year-End Options/SAR Values

     No options were exercised during the fiscal year ended December 31, 1995 and there are no unexercised options as of the fiscal year ended December 31, 1995.

Employment Agreements

     The Company is not a party to any employment agreements.

Compensation of Directors

     Directors do not receive compensation for attendance at meetings of the Board of Directors. All directors are entitled to reimbursement of reasonable travel and lodging expenses related to attending meetings of the Board of Directors.

Stock Option Plans

     The Company currently has no stock option plans.

                                PERFORMANCE GRAPH

                Total Shareholder Returns - Dividends Reinvested

     Fiscal Year: December

                                                  Years Ending

Company\Index Name               Dec 91    Dec 92    Dec 93    Dec 94    Dec 95
================================================================================
HENG FAI CHINA INDS INC            0.00    293.75     49.21    -20.21    225.00
S&P MIDCAP 400 INDEX              50.10     11.91     13.95     -3.58     30.94
CONSTRUCTION(CEMNT&AGG)-MID       13.31    -10.47     31.89    -28.43    333.09





                                                      Indexed Returns

                                  Base
                                 Period    Return    Return    Return    Return     Return
Company/Index Name               Dec 90    Dec 91    Dec 92    Dec 93    Dec 94     Dec 95
===========================================================================================
HENG FAI CHINA INDS INC            100     100.00    393.75    587.50    468.75    1523.44
S&P MIDCAP 400 INDEX               100     150.10    167.98    191.41    184.55     241.66
CONSTRUCTION(CEMNT&AGG)-MID        100     113.31    101.45    133.80     95.77     414.76


    [The following data was represented by a graph in the printed material]


                                                      Indexed Returns

                                  Base
                                 Period    Return    Return    Return    Return     Return
Company/Index Name               Dec 90    Dec 91    Dec 92    Dec 93    Dec 94     Dec 95
===========================================================================================
HENG FAI CHINA INDS INC            100     100.00    393.75    587.50    468.75    1523.44
S&P MIDCAP 400 INDEX               100     150.10    167.98    191.41    184.55     241.66
CONSTRUCTION(CEMNT&AGG)-MID        100     113.31    101.45    133.80     95.77     414.76

                    Security Ownership of Certain Beneficial
                              Owners and Management

     The following table sets forth, as of September 9, 1996, the record and beneficial ownership of Common Stock of the Company by each officer and director, all officers and directors as a group, and each person known to the Company to own beneficially or of record five percent or more of the outstanding shares of the Company:

                              Shares
Officers, Directors and       Beneficially             Percent of Shares
Principal Stockholders        Owned(1)                 Beneficially Owned

Fai H. Chan                   2,296,443(2)                    21%
Robert H. Trapp                  --                            *
Ronald M. Lau                    --                            *

Keow Y. Chan                  1,980,000(3)                    18%
Lippo Leighton Tower
103-109 Leighton Road
Unit B, 13th Fl.
Causeway Bay
Hong Kong

Ebly Profit Limited           2,000,000                       18.2%
24 Raffles Place
18-01/03 Clifford Center
Singapore

All directors,                2,296,443                       21%
executive officers
as a group (3 persons)


- ----------

*Less than 1%

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire such shares within 60 days of September 9, 1996. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within such date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes based on information supplied by such persons, that the persons named in this table have sole voting and investment power with respect to all shares of Common Stock which they beneficially own.

(2) Includes 37,500 shares of Common Stock and 37,500 shares of Common Stock underlying Warrants owned of record by Inter-Asia Equities, Inc. ("Inter-Asia") and 258,943 shares of Common Stock and 258,943 shares of Common Stock underlying Warrants owned by the Excess Pension Fund, Inc. (the "Fund"). Mr. Chan is an officer, director and stockholder of Inter-Asia and a beneficial owner of the Fund. Mr. Chan's wife is the president of Inter-Asia and a beneficial owner of the Fund. Excludes 1,980,000 shares of owned of record by Mr. Chan's wife, of which he disclaims beneficial ownership. See footnote (3) below.

(3) Excludes 2,000,000 shares of Common Stock owned of record by Ms. Chan's husband, 258,943 shares of Common Stock and 258,943 shares of Common Stock underlying Warrants owned by the Fund and 37,500 shares of Common Stock and 37,500 shares of Common Stock underlying Warrants owned by Inter-Asia. Ms. Chan is the wife of Fai H. Chan. See footnote (2) above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company maintains deposits in accounts at American Pacific Bank. Fai H. Chan (an officer, director and stockholder of the Company) is an officer of such bank.

     The Company owns 7,492,000 shares of common stock of Heng Fung Holdings Company Limited. Fai H. Chan and Robert H. Trapp (officers, directors and stockholders of the Company) are directors of such company.

        COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

     Based solely upon review of Forms 3, 4 and 5 furnished to the Company pursuant to Rule 16a-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), it is the Company's belief that any such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors and stockholders required to file the same.

                                 PROPOSAL NO. 2

                      RATIFICATION OF SELECTION OF AUDITORS

     The firm of Deloitte Touche Tohmatsu International ("DTT") audited the consolidated balance sheets of the Company and its subsidiaries for the fiscal years ended December 31, 1995 and 1994 and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for each of the three fiscal years in the period ended December 31, 1995. The Board of Directors have appointed DTT as independent auditors of the Company for the fiscal year ending 1996, subject to ratification by the stockholders.

     During the prior three years ended December 31, 1995, the Company has had no disagreements with the accountants on matters of accounting principles or practices, financial statement disclosures or auditing scope or procedure which, if not resolved to their accountant's satisfaction, would have caused them to make reference to such matters in their reports.

     It is anticipated that a member of DTT will be present at the Annual Meeting to respond to appropriate questions and will have the opportunity, if he desires, to make a statement.

     The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 2. Under Delaware law, there are no rights of appraisal or dissenter's rights which arise as a result of a vote to ratify the selection of auditor's.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                             STOCKHOLDERS' PROPOSALS

     It is anticipated that the Company's 1997 Annual Meeting of Stockholders will be held in October, 1997. Stockholders who seek to present proposals at the Company's next Annual Meeting of Stockholders must submit their proposals to the Secretary of the Company on or before April 30, 1997.

                                     GENERAL

     Unless contrary instructions are indicated on the proxy, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal No. 2 and for the election of all directors nominated.

     The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of Common Stock will be voted in accordance with the specification so made.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                              By Order of the Board of Directors,
                              Robert H. Trapp, Secretary

Dated: September 11, 1996

                                                                    Attachment A

                         HENG FAI CHINA INDUSTRIES, INC.
          Annual Meeting of Stockholders -- Thursday, October 10, 1996

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Fai H. Chan and Robert H. Trapp and each of them, with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the Dumont Plaza Hotel, 150 East 34th Street, New York, New York 10016, on Thursday, October 10, 1996 at 10:30 a.m. local time and at any adjournment thereof, and to vote the shares of stock the undersigned would be entitled to vote if personally present, as indicted on the reverse side hereof.

     The shares represented by the proxy will be voted as directed. If no contrary instruction is given, the shares will be voted FOR Proposal No. 2 and for the election of Fai H. Chan, Robert H. Trapp and Ronald M. Lau as Directors.

Please mark boxes in blue or black ink.

1.   Proposal No. 1 - Election of Directors.

     Nominees: Fai H. Chan, Robert H. Trapp and Ronald M. Lau.

                                   AUTHORITY
               FOR                 withheld
               all                 as to all
             nominees              nominees

               [ ]                    [ ]

     For, except authority withheld as to the following nominee(s):


     ___________________________________________________________________

2. Proposal No. 2 for ratification of the selection of Deloitte Touche Tohmatsu International as the independent auditors of the Company.

               FOR                  AGAINST                ABSTAIN
               [ ]                    [ ]                    [ ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(Please date, sign as name appears at left, and return promptly. If the stock is registered in the name of two or more persons, each should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee, or Guardian, please give full title. Please note any change in your address alongside the address as it appears in the Proxy.

Dated:_____________


                                   ___________________________________
                                   (Signature)

                                   ___________________________________
                                   (Print Name)

SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.